Exhibit. 99.1

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

Dated as of October 14, 2005

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among SOLO CUP COMPANY, a Delaware corporation (the “Borrower”), SOLO CUP INVESTMENT CORPORATION, a Delaware corporation (“Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of February 27, 2004 (such Credit Agreement, as amended, supplemented or otherwise modified up to but not including the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment will have the same meanings as specified in the Credit Agreement;

(2) WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as described below; and

(3) WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating subclause (a) in the definition of “Applicable Rate” in its entirety to read in full as follows:

“(a) with respect to Term B1 Loans, the following percentages per annum, based upon the ratings by Moody’s and S&P for the Term B1 Facility:

Pricing Level	Rating (Moody’s/S&P)	Eurodollar Rate	Base Rate
1	B1/B+ or above	2.25%	1.25%
2	Below B1/B+	2.50%	1.50%

;provided that any increase or decrease in the Applicable Rate resulting from a change in ratings of the Term B1 Facility shall become effective as of the first Business Day after such ratings have been announced by Moody’s and/or S&P (it being understood that (x) to the extent the Term B1 Facility shall be “split” rated across Pricing Levels 1 and 2, Pricing Level 2 shall apply and (y) to the extent the Term B1 Facility shall not be rated by Moody’s or S&P, Pricing Level 2 shall apply);”

(b) Section 6.03 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (d) thereof, adding the word “and” at the end of clause (e) thereof and adding a new clause (f), to read in full as follows:

“(f) of any change in the ratings of the Term B1 Facility referred to in clause (a) of the definition of “Applicable Rate” in Section 1.01 hereof.”

(c) Section 7.10(a) of the Credit Agreement is hereby amended by replacing the table therein in its entirety with the following:

Fiscal Year	March 31	June 30	September 30	December 31
2004	—	2.50 : 1.00	2.50 : 1.00	2.50 : 1.00
2005	2.50 : 1.00	2.50 : 1.00	2.75 : 1.00	2.75 : 1.00
2006	2.75 : 1.00	2.75 : 1.00	2.75 : 1.00	2.75 : 1.00
2007	2.75 : 1.00	2.75 : 1.00	2.75 : 1.00	3.25 : 1.00
2008	3.25 : 1.00	3.25 : 1.00	3.25 : 1.00	3.50 : 1.00
2009	3.50 : 1.00	3.50 : 1.00	3.50 : 1.00	3.50 : 1.00
2010	3.50 : 1.00	3.50 : 1.00	3.50 : 1.00	3.50 : 1.00
2011	3.50 : 1.00	—	—	—

(d) Section 7.10(b) of the Credit Agreement is hereby amended by replacing the table therein in its entirety with the following:

Fiscal Year	March 31	June 30	September 30	December 31
2004	—	5.75 : 1.00	5.75 : 1.00	5.75 : 1.00
2005	5.50 : 1.00	5.50 : 1.00	5.50 : 1.00	5.50 : 1.00
2006	5.50 : 1.00	5.50 : 1.00	5.50 : 1.00	5.00 : 1.00
2007	5.00 : 1.00	5.00 : 1.00	5.00 : 1.00	4.50 : 1.00
2008	4.50 : 1.00	4.50 : 1.00	4.50 : 1.00	4.00 : 1.00
2009	4.00 : 1.00	4.00 : 1.00	4.00 : 1.00	3.50 : 1.00
2010	3.50 : 1.00	3.50 : 1.00	3.50 : 1.00	3.50 : 1.00
2011	3.50 : 1.00	—	—	—

SECTION 2. Conditions of Effectiveness. (a) This Amendment shall become effective as of the date first written above (the “Second Amendment Effective Date”) when (i) the Administrative Agent shall have received counterparts of (A) this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (B) the Consent attached hereto executed by each of the Loan

Parties (other than the Borrower), (ii) the Borrower shall have paid all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower in reasonable detail) incurred in connection with the Loan Documents (including this Amendment) to the extent invoiced, (iii) no Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment and (iv) the Borrower shall have paid, on or before October 14, 2005, for the benefit of each Lender executing this Amendment on or before 5:00 p.m. Eastern time on October 11, 2005, a fee equal to 0.10% of the aggregate Revolving Credit Commitments and Term B1 Loans of each such Lender.

SECTION 3. Representations and Warranties of the Borrower. Each of Holdings and the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by it of this Amendment, the execution, delivery and performance of the Consent by the Loan Parties signatory thereto and the performance of each Loan Party of each Loan Document (as amended by the Amendment) to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Person is a party or affecting the properties of such Person or any of its Subsidiaries other than as contemplated hereby or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate in any material respect any Law applicable to such Loan Party or its properties.

(b) This Amendment and the Consent attached hereto, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Amendment and the Consent attached hereto, when so delivered, will constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and subject to equitable principles of general application.

SECTION 4. Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after each of the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, in each case as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each of Holdings and the Borrower hereby (a) confirms and continues the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party, (b) acknowledges and agrees that the pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall be in favor of the Collateral Agent and shall continue to secure the Obligations and (c) pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to all of the right, title and interest of such Person in, to and under the Collateral to secure the payment in full of all of the Secured Obligations (in each case, as defined in the applicable Collateral Document). Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (on the terms set forth in the Collateral Documents) of such Person under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs, Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution, delivery and any modification of this Amendment and the other instruments and documents to be delivered by any Loan Party hereunder (including, without limitation, the reasonable fees and expenses of external counsel for the Administrative Agent invoiced to the Borrower in reasonable detail) in accordance with the terms of Section 11.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOLO CUP COMPANY

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

SOLO CUP INVESTMENT CORPORATION

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

CONSENT AND CONFIRMATION

Dated as of October 14, 2005

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party is continued, (c) the pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall be in favor of the Collateral Agent and shall continue to secure the Obligations, (d) it hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to all of the right, title and interest of such Person in, to and under the Collateral to secure the payment and performance in full of all of the Secured Obligations (in each case, as defined in the applicable Collateral Document) and (e) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) on the terms set forth in the Collateral Documents.

SOLO MANAGEMENT COMPANY

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

SOLO TEXAS, LLC

By:	SOLO CUP OPERATING CORPORATION, an Illinois corporation, its Sole Member

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

P.R. SOLO CUP, INC.

By:	/s/ Ronald L. Whaley
Name:	Ronald L. Whaley
Title:	President

SF HOLDINGS GROUP, INC.

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

SOLO CUP OPERATING CORPORATION

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer

LILY-CANADA HOLDING CORPORATION

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Treasurer

CUPCORP, INC.

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Treasurer

EMERALD LADY INC.

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Treasurer

NEWCUP, LLC

By:	/s/ Ronald L. Whaley
Name:	Ronald L. Whaley
Title:	Sole Manager

SOLO MANUFACTURING LLC

By:	/s/ Susan H. Marks
Name:	Susan H. Marks
Title:	Chief Financial Officer